UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  August 12, 2005

K&F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-29035	34-1614845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Main Street, White Plains, New York	10606
(Address of principal executive offices)	(Zip code)

(914) 448-2700

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On August 12, 2005, K&F Industries, Inc. entered into an amended and restated management services agreement with K&F Industries Holdings, Inc. and Aurora Management Partners LLC.  Aurora Management Partners is an affiliate of our controlling stockholder.  The agreement terminates the current annual management fee and amends other provisions relating to the payment of fees for investment banking services. Concurrent with the consummation of our initial public offering, we paid Aurora Management Partners a termination fee of $5.0 million in connection with these changes. The amended and restated management services agreement provides Aurora Management Partners with a right of first refusal to provide us with management and financial advisory services in exchange for mutually agreeable compensation (which will be 2% of the transaction consideration (including debt assumed and current assets retained) if an alternative amount is not expressly agreed upon). This right of first refusal will terminate when Aurora Management Partners or its affiliates directly or indirectly hold less than 5% of our outstanding common stock.  We have agreed to indemnify Aurora Management Partners and its partners, members, officers, employees, agents and affiliates and the stockholders, partners, members, affiliates, directors, officers and employees of any of the foregoing for losses relating to the services contemplated under the amended and restated management services agreement. In addition, we have agreed to continue to reimburse Aurora Management Partners for its out-of-pocket expenses relating to the services contemplated under the amended and restated management services agreement. No transaction fee was due to Aurora Management Partners in connection with our initial public offering..

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1

Amended and Restated Management Services Agreement, dated as of August 12, 2005, by and among K&F Industries Holdings, Inc., K&F Industries, Inc. and Aurora Management Partners LLC (previously filed as an exhibit to K&F Industries Holdings, Inc. Current Report on Form 8-K dated August 12, 2005 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries, Inc.

Date: August 12, 2005	By:	/s/ Ronald H. Kisner
Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1

Amended and Restated Management Services Agreement, dated as of August 12, 2005, by and among K&F Industries Holdings, Inc., K&F Industries, Inc. and Aurora Management Partners LLC (previously filed as an exhibit to K&F Industries Holdings, Inc. Current Report on Form 8-K dated August 12, 2005 and incorporated herein by reference).